                                                                                             Exhibit (21)
                                                                                             ------------
Subsidiaries of the registrant (As of December 31, 1997)
----------------------------------------------------------------
                                                                                              Percentage
                                                                                              of Voting
                                                                                              Securities
                                                                                               Owned by
                                                                        State of              Immediate
Name                                                                  Organization              Parent
-------------------------------------------------------              --------------          ------------
OLD  REPUBLIC  INTERNATIONAL  CORPORATION                            Delaware                    ---
-------------------------------------------------------
  Old Republic Capital Corporation                                   Delaware                    100%
  -----------------------------------------------------
  Old Republic General Insurance Group, Inc.                         Delaware                    100%
  -----------------------------------------------------
    Bitco Corporation                                                Delaware                    100%
      Bituminous Casualty Corporation                                Illinois                    100%
      Bituminous Fire and Marine Insurance Corporation               Illinois                    100%
    Brummel Brothers, Inc.                                           Illinois                    100%
    Chicago Underwriting Group, Inc.                                 Delaware                    100%
      Upper Peninsula Insurance Company                              Arizona                     100%
    Employers General Insurance Group, Inc.                          Delaware                     97%
      Employers General Insurance Company                            Texas                       100%
      Employers National Risk Management Services, Inc.              Texas                       100%
      Employers Claims Adjustment Services, Inc.                     Texas                       100%
      National General Agency, Inc.                                  Texas                       100%
    ORI Great West Holding, Inc.                                     Delaware                    100%
      Central Data Services, Inc.                                    Delaware                    100%
      Great West Casualty Company                                    Nebraska                    100%
      Great West Insurance Agencies, Inc.                            Delaware                    100%
    International Business & Mercantile Insurance Managers, Inc.     Delaware                    100%
    Old Republic Home Protection Company, Inc.                       California                  100%
    Old Republic Insurance Company                                   Pennsylvania                100%
    Old Republic Insured Credit Services, Inc.                       Delaware                    100%
    Old Republic Lloyds of Texas                                     Texas                       100%
    Old Republic Northern Holdings, Inc.                             Delaware                    100%
      Old Republic Mercantile Insurance Company                      Wisconsin                   100%
      Old Republic Risk Management, Inc.                             Delaware                    100%
      Remington General Assurance Ltd.                               Bermuda                     100%
    Old Republic Security Holdings, Inc.                             Delaware                    100%
      Old Republic Minnehoma Insurance Company                       Arizona                     100%
      ORDESCO, Inc.                                                  Oklahoma                    100%
    Old Republic Standard Underwriters, Inc.                         Delaware                     86%
      Old Republic Standard Insurance Company                        Arizona                     100%
    Old Republic Surety Group, Inc.                                  Delaware                     96%
      Old Republic Surety Company                                    Wisconsin                   100%
    Old Republic Union Insurance Company                             Illinois                    100%
    Old Republic Union Insurance Managers, Inc.                      Alabama                     100%
    Phoenix Aviation Managers, Inc.                                  Delaware                     30%
      Aerie REassurance Company, Ltd.                                Bermuda                     100%
    Reliable Canadian Holdings, Ltd.                                 Ontario(Canada)             100%
      D.I.S.C.C. Enterprise, Ltd.                                    British Columbia(Canada)    100%
      Old Republic Canadian Holdings, Ltd.                           Ontario(Canada)             100%
        Reliable Life Insurance Company                              Ontario(Canada)             100%
      Old Republic Insurance Company of Canada                       Ontario(Canada)             100%
    Old Republic International Reinsurance Group, Inc.               Delaware                    100%
      American Business & Mercantile Insurance Group, Inc.           Delaware                     40%
        American Business & Mercantile REassurance Company           Delaware                    100%
      International Business & Mercantile REassurance Company        Illinois                    100%
      Old Republic RE, Inc.                                          Delaware                    100%




                                                                                             Exhibit (21)
                                                                                             ------------
Subsidiaries of the registrant (As of December 31, 1997)
----------------------------------------------------------------
                                                                                              Percentage
                                                                                              of Voting
                                                                                              Securities
                                                                                               Owned by
                                                                        State of              Immediate
Name                                                                  Organization              Parent
-------------------------------------------------------              --------------          ------------
  Old Republic Mortgage Guaranty Group, Inc.                         Delaware                    100%
  -----------------------------------------------------
    Republic Mortgage Insurance Company                              North Carolina              100%
    Republic Mortgage Insurance Company of Florida                   Florida                     100%
    Republic Mortgage Insurance Company of North Carolina            North Carolina              100%
    RMIC Corporation                                                 North Carolina              100%


  Old Republic Title Insurance Group, Inc.                           Delaware                    100%
  -----------------------------------------------------
    Old Republic National Title Holding Company                      Delaware                    100%
      American Guaranty Holding Corp.                                Oklahoma                    100%
        American First Title & Trust Company                         Oklahoma                    100%
        American Guaranty Title Company                              Oklahoma                    100%
        Canadian Valley Abstract Company                             Oklahoma                    100%
        El Reno Abstract Company                                     Oklahoma                    100%
        Lenders Inspection Company                                   Oklahoma                     50%
      Asset Discovery, Inc.                                          Massachusetts               100%
      Badger Abstract & Title Corporation                            Wisconsin                   100%
      Central Florida Title Company                                  Florida                     100%
      Houston Title Company                                          Texas                       100%
      Old Republic Title Agency of Columbus, Inc.                    Ohio                         90%
        Core Title Agency, Ltd.                                      Ohio                         51%
      Old Republic Title Company of Bell County                      Texas                       100%
      Old Republic Title Company of Cleburne                         Texas                       100%
      Old Republic Title Company of Conroe                           Texas                        57%
      Old Republic Title Company of Fort Worth                       Texas                       100%
      Old Republic Title Company of Indiana                          Indiana                     100%
      Old Republic Title Company of Kansas City, Inc.                Missouri                    100%
      Old Republic Title Company of St. Louis, Inc.                  Missouri                    100%
      Old Republic Title Company of Tennessee                        Tennessee                   100%
      Old Republic Title Company of Utah                             Utah                        100%
      The Title Company of North Carolina, Inc.                      North Carolina              100%
    Old Republic National Title Insurance Company                    Minnesota                   100%
      Mississippi Valley Title Insurance Company                     Mississippi                 100%
    Old Republic General Title Insurance Corporation                 Ohio                        100%
    Old Republic Title Holding Company, Inc.                         California                  100%
      Old Republic Exchange Facilitator Company                      California                  100%
      Old Republic Title Company                                     California                  100%
      Old Republic Title Company of Nevada                           Nevada                      100%
      Old Republic Title Corporation of Hawaii, Ltd.                 Hawaii                      100%
        Old Republic Escrow Corporation                              Hawaii                      100%
      Old Republic Title Insurance Agency, Inc.                      Arizona                     100%
      Old Republic Title, Ltd.                                       Delaware                    100%
      Professional Real Estate Coordinators, Inc.                    California                  100%


                                                                                             Exhibit (21)
                                                                                             ------------
Subsidiaries of the registrant (As of December 31, 1997)
----------------------------------------------------------------
                                                                                              Percentage
                                                                                              of Voting
                                                                                              Securities
                                                                                               Owned by
                                                                        State of              Immediate
Name                                                                  Organization              Parent
-------------------------------------------------------              --------------          ------------
  Old Republic Life Insurance Group, Inc.                            Delaware                    100%
  -----------------------------------------------------
    Old Republic Dealer Service Corporation                          Delaware                    100%
    Old Republic Funding Services, Inc.                              Delaware                     80%
    Old Republic Life Insurance Company                              Illinois                    100%
    Old Republic Life Insurance Company of New York                  New York                    100%
    Old Republic Life Reinsurance Group, Inc.                        Delaware                    100%
      Home Owners Life Insurance Company                             Illinois                    100%


  Old Republic Marketing, Inc.                                       Illinois                    100%
  -----------------------------------------------------
    Owns minor non-consolidated subsidiaries & affiliates            Various                   Various


  American Business & Personal Insurance Mutual, Inc.                Delaware                      *
  -----------------------------------------------------
    Inter Capital Group, Inc.                                        Delaware                    100%
      Inter Capital Company of Chicago                               Delaware                    100%
      Inter Capital Leasing and Finance Corporation                  Delaware                    100%
      Inter Capital Realty Corporation                               Delaware                    100%
      Inter West Assurance Company, Ltd.                             Bermuda                     100%





* Owned by its policyholders

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